Exhibit 99.1

Investor Presentation June 2020

FORWARD - LOOKING statements Certain statements made by us during this presentation are forward - looking statements within the meaning of federal securities laws. TESSCO’s actual results may differ materially from those discussed in any forward - looking statement. Additional information concerning factors that may cause such a difference can be found in TESSCO’s public disclosure, including TESSCO’s most recent report on Form 10 - K, as well as prior and subsequently filed reports. 2

HUNDREDS OF MANUFACTURER PARTNERS Carrier Ecosystem Retailers VARs & Integrators THOUSANDS OF CUSTOMERS CREDIT CAPACITY TECHNICAL PROFICIENCY SALES & MARKETING EXPERTISE SUPERIOR LOGISTICS CAPABILITIES TESSCO - TODAY A Value - Added Distributor

4 Building Our Wireless World, Together COMPANY FACTS 1982 Tessco Founded $ 540.3 M Revenue (FY2020) 8,500 Monthly Buying Customers 35 0 Manufacturer Partners Over 675 Team Members TL9000 Certified Business $89.09M Enterprise Value $44.6M Market Cap

Impact of COVID - 19 • Moderate Impact • Oil and Gas segments impacted by other factors • Crew access to venues/sites • Improved Sales Discipline Helping Tessco manage overall impact VAR & Integrator • Minimal Impact Overall • Projects affected (e.g. in - building/venue) are coming back • Improved market share Carrier Ecosystem 5 • Significant Impact • Further declines/softness in overall Retail segments Retail

RETAIL STRATEGY Tessco : New Direction New CEO Strategic Review of Company Assets & Growth Strategy Implementation of Strict Fiscal Measures Global Pandemic Further tightening of Fiscal Measures Reserves for Retail A/R and Inventory “Managed Decline” of Retail Key Customer Loss of Key Customer Further Decline in Tessco’s Retail Business; Increased Inventory and E&O Global Retail Decline Previously, a sizable and profitable business US Retails Close 9,300 Stores Global Retailers close 16,000 Stores FY19 FY19 FY20 FY20 Q4 Q3 Q4 6 Improve balance sheet and cash flow by reducing expenses and working capital tied to Retail; Redeploy capital to more profitable Commercial business

COMMERCIAL SEGMENT Market Dynamics

TECHNOLOGICAL CHANGE DRIVING EXPONENTIAL INDUSTRY GROWTH… $16.3B to be spent globally on Private LTE by 2025 CBRS gear to exceed $850M in US by 2024 $130B to be spent on 5G Global Buildout by 2024 Wi - Fi 6 chipset global shipments to more than triple YOY in 2020 Expect 19% CAGR in US industrial IoT by 2026 8 Source: ABI

Reallocation of Material CREATING COMPLEXITY FOR OUR CUSTOMERS…

…AND THUS CREATING GROWTH OPPORTUNITIES FOR TESSCO Deployment of new technologies is introducing a new level of complexity • Inside buildings, stadiums, manufacturing facilities, etc. • Densification of small cells • Requirement for improved aesthetics New applications of wireless technology are greatly increasing the addressable markets 10 • Utilities • Oil & Gas • Transportation • Government • Manufacturing • Mining

COMMERCIAL SEGMENT Why will we win?

THREE - PRONGED APPROACH TO CAPITALIZE ON THESE OPPORTUNITIES SOFTWARE & SERVICE OFFERINGS 12 VALUE - ADDED DISTRIBUTION

SUPERIOR OFFER FOR CARRIERS Forecasting & Demand Planning Standardized Ordering Process Reporting Program Management Master BOM Development and Advanced Stocking Dedicated Resources to Manage Program Execution, Weekly Program Review Calls Order Status Reporting, Spend Reporting, KPIs OASIS, On - Demand Pricing, Availability and Order Status Virtual Allocation, Site Kitting, JIT Delivery, Consolidated Shipments Order Management & Logistics Addressing Carriers’ “Spend Management” Challenges Demonstrated Market Share Gains in FY 4Q20 Well positioned for 5G in Calendar 2021

A COMPLETE OFFER FOR VARS & INTEGRATORS From Specifications, To Solutions OASIS and Lifecycle Services RF and Other System Design Program Management Helping Suppliers drive spec in the segment; Constructing full solutions needed by customers Dedicated Resources to Manage Program Execution, Weekly Program Review Calls DAS, Power and Site Design Services OASIS, Lifecycle Services: Monitoring, Asset Management and Warranty Services Environment Friendly and Aesthetic Solutions, ( ) Ventev Enclosures, Power, Customization Sales Restructuring Complete. Re - invigorating Business with End - Users (Utility, Govt). Well positioned for IoT and CBRS Growth Opportunities

Product/Engineering Focus -- Higher Margins -- Industrial Solutions WIRELESS INFRASTRUCTURE Experts in Concealed Wireless Solutions Wi - Fi Enclosures Wi - Fi Antennas Cable Assemblies Power Systems Turnkey Integrated Systems Base Site Infrastructure Tools & Supplies 15 “ By partnering with Cisco in this program, (Cisco’s Design In Program), Ventev can offer our customers a turnkey solution, alongside accessories, software, and services .” “ Ventev is pleased to begin this partnership with Rajant , providing our customers with unique, value - added solutions that ease their pain points. These new products enable customers to maintain complete and optimal connectivity across any dynamic environment. This allows for continuous data monitoring in real - time, which will ultimately enhance and improve operations overall .” INVESTING IN VENTEV TO ENABLE SMALL CELLS & COVERAGE

INVESTMENTS IN TECHNOLOGY IT Transformation • Speed, efficiency and innovation. Enable SG&A reductions • Create a digital culture and processes • Project expected to complete in FY21 Improve tessco.com • Provide best in class B2B digital experience • Grow web (self - serve) business: revenue, customers and repeat business • Ambition: Trusted source of information for the wireless infrastructure construction eco - system Digital culture enabling customer intimacy and innovation “Easy to do business with”

SUMMARY

FY 2021 Company Imperatives Managed Decline of Retail Complete IT Transformation Improve TCOM Improve Profitability Run Rate 1. Create technology efficiencies 2. Reduce debt and improve balance sheet 3. Establish growth trajectory for Commercial business 4. Create bandwidth to invest in additional business drivers and partnerships 5. Goal: EBITDA positive in 2H of FY21 PATHWAY TO PROFITABILITY IN FY22 Note: Management incentives aligned with imperatives

;l WHY INVEST IN TESSCO? FOCUS ON MORE PROFITABLE COMMERCIAL BUSINESS WELL POSITIONED TO PROVIDE DISRUPTIVE OFFERINGS EXPLOSIVE GROWTH IN THE WORLD OF WIRELESS NEW MANAGEMENT WITH PROVEN EXPERIENCE

THANK YOU